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                                                                    Exhibit 10.3

                         SIXTH AMENDMENT TO AMENDED AND
                        RESTATED INTERCREDITOR AGREEMENT

         THIS SIXTH AMENDMENT dated as of October 23, 1998, among RELIASTAR LIFE INSURANCE COMPANY, formerly known as Northwestern National Life Insurance Company, a Minnesota corporation, NORTHERN LIFE INSURANCE COMPANY, a Washington corporation and RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK successor by merger to The North Atlantic Life Insurance Company Of America, a New York corporation, each having a mailing address at c/o Washington Square Capital, Inc., 1500 Northstar West, 625 Marquette Avenue South, Minneapolis, Minnesota 55402 (collectively, in their capacity as lenders under the First Note Purchase Agreement referred to below, the "First Insurance Companies", and individually, a "First Insurance Company"); NORTHERN LIFE INSURANCE COMPANY, a Washington corporation, ROYAL MACCABEES LIFE INSURANCE COMPANY, a Michigan corporation, RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, successor by merger to THE NORTH ATLANTIC LIFE INSURANCE COMPANY OF AMERICA, a New York corporation, FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN, a Michigan corporation, FB ANNUITY COMPANY, a Michigan corporation, and FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN, a Michigan corporation, each having a mailing address at c/o Washington Square Capital, Inc., 100 Washington Square, Suite 800, Minneapolis, Minnesota 55401 (collectively, in their capacity as lenders under the Second Note Purchase Agreement referred to below, the "Second Insurance Companies", and individually, a "Second Insurance Company"; NORTHERN LIFE INSURANCE COMPANY, a Washington corporation and RELIASTAR LIFE INSURANCE COMPANY, formerly known as NORTHWESTERN NATIONAL LIFE INSURANCE COMPANY, a Minnesota corporation (collectively, in their capacities as lenders under the Third Note Purchase Agreement, the "Third Insurance Companies" and individually, a "Third Insurance Company", and together with the First Insurance Companies and the Second Insurance Companies, sometimes collectively referred to herein as the "Insurance Companies" and individually as an "Insurance Company"); ABN AMRO BANK N.V., NEW YORK BRANCH; FLEET PRECIOUS METALS INC.; CREDIT SUISSE FIRST BOSTON, f/k/a Credit Suisse, New York Branch and PARIBAS ("Paribas"); BANKBOSTON, N.A., f/k/a Rhode Island Hospital Trust National Bank ("BankBoston") (collectively, in their capacity as consignors under the Consignment Agreements referred to below, the "Consignors", and individually, a "Consignor") and THE CHASE MANHATTAN BANK (as successor in interest to Chemical Bank ("Chase")).

                              W I T N E S S E T H:

         WHEREAS, the Insurance Companies, the Consignors (other than Paribas) and Chase are parties to a certain Amended and Restated Intercreditor Agreement dated as of August 20, 1993 (hereinafter, as amended by a certain First Amendment dated as of November 15, 1993, a certain Second Amendment dated as of May 16, 1994, a certain Third Amendment dated as of


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September 1, 1994, a certain Fourth Amendment dated as of February 15, 1995, and a certain Fifth Amendment dated October 20, 1995 the "Intercreditor Agreement"), pursuant to which the Insurance Companies, the Consignors and Chase have established among themselves the priority of their security interests in the Collateral (as defined therein) of MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation ("Debtor") and have provided for the enforcement of such security interests; and

         WHEREAS, Paribas has requested that it be added as a "Consignor" pursuant to the terms of the Intercreditor Agreement as Paribas will be entering into a consignment arrangement with Debtor; and

         WHEREAS, Paribas is willing to assume all obligations and liabilities under the Intercreditor Agreement as a Consignor thereunder and to comply with the covenants and terms of such Intercreditor Agreement and any documents executed by the Consignors in connection with the Intercreditor Agreement; and

         WHEREAS, the First Insurance Companies have been paid in full; and

         WHEREAS, BankBoston has terminated the consignment arrangement between BankBoston and the Debtor; and

         WHEREAS, each of The Mocatta Group, a Division of Standard Chartered Bank, Deutsche Bank, A.G., New York Branch and Union Bank of Switzerland, by their execution of letters dated October 14, 1998, October 14, 1998 and October 20, 1998, respectively, have each acknowledged that they have terminated their consignment relationships with the Debtor and, accordingly, are no longer a party to the Intercreditor Agreement;

         WHEREAS, Debtor has requested, and Consignors have agreed, that Debtor may assign the Marks (as defined in that certain Security Agreement (Trademarks and Service Marks) dated October 23, 1998, 1998 ("MAJ Delaware Security Agreement") among Debtor and the Consignors) to MA BRANDS, INC., a Delaware corporation, a newly-formed, wholly-owned subsidiary of Debtor ("MAJ Delaware"); and

         WHEREAS, MAJ Delaware and Debtor are entering into a certain License Agreement whereby MAJ Delaware grants to Debtor certain rights to use the Marks; and

         WHEREAS, MAJ Delaware has agreed to enter into the MAJ Delaware Security Agreement; and

         WHEREAS, the parties hereto wish to reflect the relationship of the parties with respect to the Marks;

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         NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Intercreditor Agreement.

         2. Paribas is hereby added as a party to the Intercreditor Agreement, with Paribas to be included as a Consignor pursuant to the terms of the Intercreditor Agreement.

         3. The Intercreditor Agreement is hereby amended so that the terms "Consignor" and "Consignors" as used therein and herein shall include, from and after the date hereof, Paribas and Paribas shall be entitled to all of the rights and benefits as a Consignor thereunder and hereby assumes full liability for the performance and observance of all and singular of the covenants, agreements and conditions of the Intercreditor Agreement which are to be performed by the Consignors thereunder.

         4. The First Insurance Companies are hereby deleted as parties to the Intercreditor Agreement and the First Insurance Companies are hereby released of any and all liability for the performance and observance of all and singular of the covenants, agreements, and conditions of the Intercreditor Agreement which are to be performed by the First Insurance Companies thereunder. All references to "the First Insurance Company Agreements" in the Intercreditor Agreement are hereby deleted from the Intercreditor Agreement. The First Insurance Companies shall no longer be entitled to any of the benefits of the Intercreditor Agreement.

         5. BankBoston is hereby deleted as a party to the Intercreditor Agreement and BankBoston is hereby released of any and all liability for the performance and observance of all and singular of the covenants, agreements, and conditions of the Intercreditor Agreement which are to be performed by the Consignors thereunder. BankBoston shall no longer be entitled to any of the benefits of the Intercreditor Agreement.

         6. The first "WHEREAS" clause of the Intercreditor Agreement is hereby deleted.

         7. The third "WHEREAS" clause of the Intercreditor Agreement is hereby amended to read as follows:

                  "WHEREAS, the Consignors, severally and not jointly, may (in their sole and individual discretion) extend financial accommodations to Debtor pursuant to certain Consignment Agreements or Amended and Restated Consignment Agreement dated as of August 20, 1993 (January 31, 1994 in the case of Credit Suisse and October ___, 1998 in the case of Paribas) between Debtor and each of the Consignors (as amended, and as the same may be amended from time to time, the "Consignment Agreements"); and"

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         8. The fifth "WHEREAS" clause of the Intercreditor Agreement is hereby amended to read as follows:

                  "WHEREAS, Debtor, the Consignors and Fleet Precious Metals Inc., for itself and as agent for the Consignors (the "Agent"), have entered into a Security Agreement dated August 20, 1993 (as amended and as the same may be amended from time to time, the "Consignor Security Agreement'); and"

         9. The Marks are hereby included in the definition of "Collateral" for purposes of the Intercreditor Agreement and shall be included in the definition of "Consignor Primary Collateral" for all purposes of the Intercreditor Agreement.

         10. All references set forth in the Intercreditor Agreement to "Chemical Bank" or "Chemical" or the "Chemical Security Agreement" shall be deemed to mean and refer to "The Chase Manhattan Bank" and "Chase" and the "Chase Security Agreement", respectively.

         11. Section 15 of the Intercreditor Agreement is amended to read as follows:

                  "All notices to be given hereunder shall be given at the address for a party set forth on the first page hereof or the signature page hereof or, if a party is added to this Intercreditor Agreement by an amendment hereto, then for such party, at the address set forth on the signature page to the applicable amendment to the Intercreditor Agreement, or to such other address as a party may designate for itself by like notice and shall be deemed to have been validly served, given or delivered (i) on the fourth (4th) day following deposit in the United States mails (by registered or certified mail), with proper postage prepaid, (ii) on the day of transmittal by telex, cable or other electronic communication device capable of providing a written document, or (iii) if sent by overnight delivery service, when received or when delivery is refused."

         12. Any necessary, conforming changes to the Intercreditor Agreement occasioned by reason of this Sixth Amendment are hereby deemed to be made.

         13. This Sixth Amendment shall be binding upon the parties and their respective successors and assigns.

         14. Each of the Insurance Companies, each of the Consignors and Chase acknowledge and agree that, except as expressly provided herein, the terms and provisions of the Intercreditor Agreement remain unchanged and the Intercreditor Agreement remains in full force and effect in accordance with its terms. The terms "Agreement" as used in the Intercreditor Agreement and all references to the Intercreditor Agreement in any other documents or agreements by and between any of the parties hereto which related to Debtor shall refer, from and after the date hereof, to the Intercreditor Agreement as amended and supplemented by this Sixth Amendment.

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         15. This Sixth Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         16. This Sixth Amendment may be executed with one or more counterparts hereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their duly authorized officers as of the date first above written.

                               RELIASTAR LIFE INSURANCE COMPANY,
                               formerly known as
                               NORTHWESTERN NATIONAL LIFE
                                 INSURANCE COMPANY

                               By      \s\:  James V. Wittich
                                  ---------------------------------
                               Title  Authorized Representative
                                     ------------------------------
                               NORTHERN LIFE INSURANCE COMPANY

                               By      \s\:  James V. Wittich
                                  ---------------------------------
                               Title Assistant Treasurer
                                     ------------------------------

                               ROYAL MACCABEES LIFE INSURANCE COMPANY

                               By \s\: Leonard S. Davenport
                                  ---------------------------------
                               Title Director of Fixed Income
                                     ------------------------------

                               RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, successor by merger to

                               THE NORTH ATLANTIC LIFE INSURANCE
                                COMPANY OF AMERICA

                               By      \s\:  James V. Wittich
                                  ---------------------------------
                               Title Vice President, Investments
                                     ------------------------------

                               FARM BUREAU LIFE INSURANCE
                                 COMPANY OF MICHIGAN

                               By \s\:  Steven R. Harkness
                                  ---------------------------------
                               Title Portfolio Manager
                                     ------------------------------


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                               FB ANNUITY COMPANY

                               By \s\:  Steven R. Harkness
                                  ---------------------------------
                               Title Portfolio Manager
                                     ------------------------------


                               FARM BUREAU MUTUAL INSURANCE
                                COMPANY OF MICHIGAN

                               By \s\:  Steven R. Harkness
                                  ---------------------------------
                               Title Portfolio Manager
                                     ------------------------------


                               FLEET PRECIOUS METALS INC.

                               By:  \s\:  Sharon DelFino
                                  ---------------------------------
                               Title: Vice President
                                     ------------------------------

                               By:  \s\:  Karen M. Sheil
                                  ---------------------------------
                               Title: Vice President

                               Address:         111 Westminster Street
                                                Providence, RI 02903
                               Attention:       Sharon Delfino
                               Telecopier:      (401) 278-3077

                               ABN AMRO BANK N.V., NEW YORK BRANCH

                               By:  \s\:  Jeffrey Sarfaty
                                  ---------------------------------
                               Title: Vice President
                                     ------------------------------

                               By:  \s\:  Ned Kapelman
                                  ---------------------------------
                               Title: Vice President
                                     ------------------------------
                               Address:         500 Park Avenue
                                                New York, NY 10017
                               Attention:       Jeffrey Sarfaty
                               Telecopier:      (212) 644-6905




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                               CREDIT SUISSE FIRST BOSTON
                               formerly known as
                               CREDIT SUISSE, NEW YORK BRANCH

                               By:  \s\:  Stanley R. Steinberg
                                  ---------------------------------
                               Title: Director
                                     ------------------------------

                               By:  \s\:  Stuart B. Ganes
                                  ---------------------------------
                               Title: Vice President
                                     ------------------------------
                               Address:         11 Madison Avenue
                                                New York, New York 10010
                               Attention:       Stuart Gaines
                               Telecopier:      (212) 238-2426


                               PARIBAS

                               By:  \s\:  Amy Kirschner
                                  ---------------------------------
                               Title: Vice President
                                     ------------------------------

                               By:  \s\:  R. Giurici
                                  ---------------------------------
                               Title: Vice President
                                     ------------------------------
                               Address:         787 Seventh Avenue
                                                New York, NY 10019
                               Attention:       Amy N. Kirschner
                               Telecopier:      (212) 841-2536

                               BANKBOSTON, N.A., f/k/a Rhode Island Hospital Trust National Bank

                               By    \s\:  Albert Brown
                                  ---------------------------------
                               Title   Director
                                     ------------------------------

                               THE CHASE MANHATTAN BANK

                               By \s\:  Irene Spector
                                  ---------------------------------
                               Title Vice President
                                     ------------------------------

                               By
                                  ---------------------------------
                               Title
                                     -------------------------------
                               Address:         111 West 40th Street
                                                New York, NY 10018
                               Attention:       Irene Spector
                               Telecopier:      (212) 403-5112


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Consented and agreed to:

MICHAEL ANTHONY JEWELERS, INC.

By \s\:  Michael A. Paolercio
   -----------------------------
Title Treasurer
      --------------------------









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